EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report on Form 10-QSB (the "Report") of One Link 4 Travel, Inc. (the "Company") for the three-month period ended March 31, 2004, each of the undersigned, F. William Guerin, the President and Chief Executive Officer of the Company, and David J. Bolton, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 7, 2004                      /s/ F. William Guerin
                                        ----------------------------------------
                                        F. William Guerin,
                                        President and Chief Executive Officer


Dated: May 7, 2004                      /s/ David J. Bolton
                                        ----------------------------------------
                                        David J. Bolton, Chief Financial Officer



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